Wealthfront Risk Parity Fund

(A Series of Two Roads Shared Trust)

PROSPECTUS

March 1, 2024

Class W WFRPX

1-877-910-4232

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission (“CFTC”) nor has the SEC or CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Expense Example	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	7
Portfolio Management	8
Purchase and Sale of Fund Shares	8
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
Investment Objective	10
Principal Investment Strategies	10
Principal and Other Investment Risks	11
Portfolio Holdings Disclosure	19
MANAGEMENT	20
Investment Adviser	20
Portfolio Managers	20
HOW SHARES ARE PRICED	20
HOW TO PURCHASE SHARES	21
Eligible Investors	21
Wealthfront Advisory Clients	21
Direct Investors	22
Financial Intermediaries	22
Purchasing Shares	22
When Order is Processed	23
Good Order	23
HOW TO REDEEM SHARES	23
Redeeming Shares	23
Good Order	24
When You Need Medallion Signature Guarantees	24
Retirement Plans	24
Minimum Account Balances	24
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	25
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	26
DISTRIBUTION OF SHARES	27
Distributor	27
Compensation to Financial Intermediaries	27
Householding	27
FINANCIAL HIGHLIGHTS	28
PRIVACY NOTICE	29

FUND SUMMARY

Investment Objective

The Wealthfront Risk Parity Fund (the “Fund”) seeks long-term total return, which consists of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class W
Management Fees(1)	0.24%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.01%
Total Annual Fund Operating Expenses	0.25%
(1)	The Fund’s management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for the Fund’s pro rata portion of the fees and expenses associated with the Fund’s independent trustees (including independent trustees legal counsel fees), brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation expenses.
(2)	Amount rounds to less than 0.01%.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class W	$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund calculates portfolio turnover without including derivative transactions such as swaps. If included, the calculated portfolio turnover rate would be higher.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets among a broad range of asset classes (including but not limited to global developed and emerging market equities, global developed and emerging markets fixed income, real estate investment trusts (REITs), treasury inflation-protected securities, and commodities). The Fund will generally have some level of investment in most of these asset classes but there is no stated limit on the percentage of assets the Fund will allocate to a particular asset class. The Fund’s exposure to these asset classes will be achieved principally through investments in exchange-traded funds (“ETFs”) and in derivative instruments such as total return swaps, as discussed further below. Because the Fund will gain exposure to global developed and emerging markets fixed income asset classes either through ETFs or through total return swaps that reference relevant ETFs, the Fund’s investments in fixed income instruments may be of any duration, maturity and quality.

The Adviser will use proprietary portfolio construction methodologies to assemble a diversified portfolio that targets an annualized volatility for the Fund of 12%, but the Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target depending on market conditions. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. A volatility target does not provide any assurance about the maximum loss for an investor in the Fund.

In allocating assets among the different asset classes, the Adviser seeks to derive approximately equal risk exposures for the Fund from the underlying asset classes based on the Adviser’s assessment of the risk associated with each asset class. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). Based on the Adviser’s assessment of the Fund’s portfolio risk as well as the prevailing market conditions (such as market volatility), the Adviser will use leverage (through investments in derivative instruments such as total returns swaps) to adjust or to increase the Fund’s exposure to certain asset classes in order to seek higher returns than traditional portfolios at similar risk level, or lower risk at similar return levels. However, there can be no assurance that employing such a strategy will achieve any particular level of return or will reduce volatility or potential loss for the Fund. The Adviser will periodically (at least monthly) reassess the risk of each asset class and their correlations and will rebalance the Fund’s existing asset allocations based on the Adviser’s assessment. The Adviser’s use of derivatives is expected to create aggregate exposure to investments for the Fund in excess of its net assets, thereby leveraging the Fund. It is expected that, on average, the Fund would have a net notional investment exposure of approximately 250% of the Fund’s net assets, although the amount of exposure may be significantly higher or lower at any given time. Through the use of derivatives that have the effect of leverage, the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Fund gains exposure to a specific asset class through an instrument that provides leveraged exposure to that asset class, and the leveraged instrument increases in value, the gain to the Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to the Fund will also be magnified.

A total return swap is a contract in which a payer and receiver exchange the risks of an underlying asset for the payment of a fee. The payer owns the underlying asset, also called the reference asset, and agrees to pay the receiver the total return on the asset, including its market appreciation and coupons, while the receiver agrees to pay a set rate, which could be fixed or variable. If the reference asset depreciates, the receiver pays the depreciation to the payer because the payer has transferred default risk, credit deterioration risk, market risk, and other risks of the asset to the receiver. The Fund’s exposure to the different asset classes will be achieved principally through investments in either ETFs or in total return swaps, where the Fund will pay a counterparty a set fee in exchange for the total return of a reference asset, sector, industry or sub-industry, which will usually be ETFs that are determined by the Adviser to be representative of a specific asset class. To a lesser extent, the Fund may also invest in other derivative instruments such as forward and futures contracts to also gain exposure to the various asset classes and employ leverage. The Adviser may choose whether to invest in ETFs directly or derivatives of those ETFs based on various factors including the financing cost of a derivative contract, the size and anticipated liquidity of an ETF relative to the Fund’s potential investment, the deteriorating financial condition of a counterparty to a derivative contract, or the overall cost of an investment in derivatives in periods when leverage is not required to achieve the stated volatility target.
The inability of the Fund to invest in derivative instruments may prevent it from achieving its investment objective(s).

A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, short-term U.S. Government securities, U.S. Treasury securities, money market mutual fund shares, and cash and cash equivalents. These cash or cash equivalent holdings serve as margin or collateral for the derivative positions the Fund takes and also earn income for the Fund. The larger the value of the Fund’s derivative positions, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Fund may engage in active and frequent trading, which may result in frequent portfolio trading and high portfolio turnover.

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Principal Investment Risks

As with all mutual funds, there is the risk that you could lose some or all of the money you invest through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the fund, as well as the amount of return you receive on your investment may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in other investment companies or through its exposure from its investments in total return swaps.

As with any fund, there is no guarantee that the Fund achieve its goal.

•	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the equities markets or adverse investor sentiment and political events affect the securities markets. Markets also tend to move in cycles with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

•	Management Risk. The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s assessment regarding the risk and correlation of the various asset classes and the Fund’s exposure to leverage through the use of derivatives may prove to be incorrect and may not produce the desired results, and may result in losses to the Fund. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

•	Correlation Risk. Because the Fund’s investment strategy seeks to balance risk across multiple asset classes, to the extent the asset classes become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

•	Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. As part of the Fund’s principal investment strategy, the Fund will make investments in derivative instruments such as total return swaps, forward and futures contracts. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument. The Fund’s aggregate exposure to investments through derivatives may be in excess of its net assets, thereby leveraging the Fund. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. While financial leverage has the potential to produce

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greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the 1940 Act, to meet additional margin or collateral requirements, or to meet redemption requests. If the Fund uses leverage through the purchase of derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements. In addition, the cost of leverage may increase due to the demands of a counterparty and such increased costs will have a negative impact the Fund’s investment performance.

•	Derivatives Risk. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivative instruments may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. Certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral payments and the Fund may have to post additional margin or collateral if the value of the derivative position decreases in a manner adverse to the Fund.

•	Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on models, and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights. The Fund may be exposed to additional risks when Models and Data prove to be incorrect or incomplete. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the models used by the Adviser will not be successful in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

•	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

•	Counterparty Credit Risk. The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, or if a counterparty becomes the subject of insolvency proceedings, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The Adviser considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund enters into swap agreements with only a single counterparty or with a limited number of counterparties, which as a result increases the Fund’s exposure to counterparty risk. There is the risk that a counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result. These risks are magnified by the Fund’s limited number of counterparties.

•	High Portfolio Turnover Risk. The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The Adviser and its affiliates do not derive any benefits from such brokerage fees or commissions with respect to the Fund.

•	Commodities Risk. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

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•	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, including as an asset of an ETF or as the issuer of the reference asset of a total return swap, is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. In addition, the credit quality of securities held by the Fund may be lowered if any issuer’s financial condition changes, which may lower their value and may affect their liquidity.

•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

•	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

•	Emerging Market Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

•	Fixed Income Securities Risk. Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. Future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser. The fixed income securities market can be susceptible to increases in volatility and decreases in liquidity. New regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Longer-term securities may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

•	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism)or diplomatic developments. Foreign (non-U.S.) securities may be less liquid and more difficult to value than securities of U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

•	Forward and Futures Contract Risk. The primary risks associated with the use of futures and forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the contract; (b) possible lack of a liquid secondary market for a contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors that underlie or relate to the contract; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet collateral or daily variation margin requirements, including increases to margin requirements by futures commission merchants as a result of market conditions or periods of high volatility, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The

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Fund could be unable to recover assets held at the futures commission merchant (“FCM”), even assets directly traceable to the Fund from the futures clearing broker in the event of a bankruptcy of the FCM. A risk of loss of collateral also exists if a counterparty to a forward contract becomes insolvent, even if the Fund pledges collateral or margin in support of a contract for the benefit of the counterparty in an account at the Fund’s custodian. Finally, a counterparty to a forward and futures contract may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns.

•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

•	Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

•	Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). During periods of market volatility, inverse ETFs may not perform as expected.

•	Money Market Fund Risk. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Certain money market mutual funds are not required to preserve the value of the Fund’s investment at $1.00 per share.

•	Managed Volatility Strategy Risk. Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact or limit the Fund’s downside risk as intended. There can be no guarantee that the Fund will maintain its target annualized volatility. Further, the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if the Fund’s investment program consisted only of holding securities directly. Finally, while the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market. The Fund is not required to engage in trades that manage volatility and may not choose to do so.

•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Real Estate Investment Trusts Risk. There is risk that investments in real estate investment trusts (REITs) will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS), liquidity risk, and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

•	Tax Risk. The Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (which are generally taxed at ordinary income tax rates for shareholders) than if the Fund had not used such instruments.

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•	Treasury Inflation-Protected Securities (“TIPS”) Risk. TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and duration risk. There is no assurance that TIPS will protect a Fund against some or all of the adverse impacts that inflation or deflation may have on the Fund’s portfolio.

•	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

•	Volatility Risk. The Fund or an underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s or an underlying fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund. In addition, the Fund’s derivative investments can be highly volatile, and the Fund may experience large losses when buying, selling or holding such instruments. High volatility may have an adverse impact on the Fund.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of derivatives, (b) are willing to assume a high degree of risk, and (c) intend to actively monitor and manage their investments in the Fund. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class W shares for each calendar year since the Fund’s inception. The performance table includes a comparison of the performance of the Fund’s shares over time to the performance of a two broad-based market indices. The performance table also shows the Fund’s performance against a blended benchmark index representing a traditional 60/40 strategy, which has a level of expected volatility similar to that targeted by the Fund. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-910-4232.

Performance Bar Chart for Calendar Years Ended December 31st:

Highest Quarter:	03/31/2019	13.29%
Lowest Quarter:	03/31/2020	-21.19%

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Performance Table Average Annual Total Returns

(For the year ended December 31, 2023)
Class W Shares	One Year	Five Years	Since Inception(1)
Return before taxes	6.02%	1.59%	-1.32%
Return after taxes on Distributions	3.90%	0.67%	-2.16%
Return after taxes on Distributions and Sale of Fund Shares	3.51%	0.97%	-1.23%
Blended Benchmark Index 60% MSCI World Equity Index 40% Bloomberg Global Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	16.33%	7.65%	4.77%
MSCI World Equity Index(3)	23.79%	12.80%	7.99%
Bloomberg Global Aggregate Bond Index(4)	5.72%	-0.32	-0.55%
(1)	The Fund commenced operations on January 22, 2018.
(2)	The Blended Benchmark Index is a customized blend of unmanaged indices, weighted as follows: 60% MSCI World Equity Index (Net) and 40% Bloomberg Global Aggregate Bond Index, rebalanced monthly. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
(3)	The MSCI World Equity Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
(4)	The Bloomberg Global Aggregate Bond Index is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency index includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Investment Adviser

Wealthfront Strategies LLC (the “Adviser”).

Portfolio Managers

Portfolio Managers	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Alex Michalka, Ph.D.	Since 2019	Senior Director of Research

Purchase and Sale of Fund Shares

Purchase Minimum
Eligible Investors	Initial Investments	Subsequent Investments

•         Direct Investors (both an individual investor or an institutional investor such as defined benefit plans, foundations, endowments and corporations investing on their own behalf)

•         Investors who invest through authorized broker-dealers or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with the Adviser or the Fund

	$5 million*	None
• Eligible advisory clients of Wealthfront Advisers LLC, an affiliate of the Adviser.	None	None
*	The Adviser may waive or reduce the initial investment minimums at its sole discretion.

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You may purchase and redeem all or part of your Fund shares on any day that the New York Stock Exchange is open for trading through your broker, or the following options for direct purchasers:

•	Sending a written request by mail to: Wealthfront Risk Parity Fund c/o Ultimus Fund Solutions, LLC PO Box 541150 Omaha, NE 68154; or
•	Calling us at 1-877-910-4232

Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred plan such as an IRA account or a 401(k) plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund and its related companies, including the Adviser, do not expect to make any payment to any broker-dealers or financial intermediaries for the sale of Fund shares and related services.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The section provides more detailed information regarding the Fund’s investment objective, principal investment strategies and certain related risks investing in the Fund and discussed in the Fund Summary, as well as information about additional investment strategies and techniques that the Fund may employ in pursuing its investment objective. The Fund may make other types of investments to the extent permitted by applicable law. Additional information about the Fund, its investment strategies and risks also can be found in the Fund’s Statement of Additional Information (“SAI”). This section also provides information regarding the Fund’s disclosure of portfolio holdings. The investment objective and the investment strategies of the Fund are non-fundamental, which means that they may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Investment Objective: The Fund seeks to provide investors with long-term total return, which consists of both capital appreciation and income. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days prior written notice to shareholders. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by allocating its assets among a broad range of asset classes (including but not limited to global developed and emerging market equities, global developed and emerging markets fixed income, real estate investment trusts (REITs), treasury inflation-protected securities and commodities). The Fund will generally have some level of investment in most of these asset classes but there is no stated limit on the percentage of assets the Fund will allocate to a particular asset class. The Fund’s exposure to these asset classes will be achieved principally through investments in exchange-traded funds (“ETFs”) and in derivative instruments such as total return swaps, as discussed further below. Because the Fund will gain exposure to global developed and emerging markets fixed income asset classes either through ETFs or through total return swaps that reference relevant ETFs, the Fund’s investments in fixed income instruments may be of any duration, maturity and quality.

The Adviser will use proprietary portfolio construction methodologies to assemble a diversified portfolio that targets an annualized volatility for the Fund of 12%, but the Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target depending on market conditions. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. A volatility target does not provide any assurance about the maximum loss for an investor in the Fund.

In allocating assets among the different asset classes, the Adviser seeks to derive approximately equal risk exposures for the Fund from the underlying asset classes based on the Adviser’s assessment of the risk associated with each asset class. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). Based on the Adviser’s assessment of the Fund’s portfolio risk as well as the prevailing market conditions (such as market volatility), the Adviser will use leverage (through investments in derivative instruments such as total returns swaps) to adjust or to increase the Fund’s exposure to certain asset classes in order to seek higher returns than traditional portfolios at similar risk level, or lower risk at similar return levels. However, there can be no assurance that employing such a strategy will achieve any particular level of return or will reduce volatility or potential loss for the Fund. The Adviser will periodically (at least monthly) reassess the risk of each asset class and their correlations and will rebalance the Fund’s existing asset allocations based on the Adviser’s assessment. The Adviser’s use of derivatives is expected to create aggregate exposure to investments for the Fund in excess of its net assets, thereby leveraging the Fund. It is expected that, on average, the Fund would have a net notional investment exposure of approximately 250% of the Fund’s net assets, although the amount of exposure may be significantly higher or lower at any given time. Through the use of derivatives that have the effect of leverage, the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Fund gains exposure to a specific asset class through an instrument that provides leveraged exposure to that asset class, and the leveraged instrument increases in value, the gain to the Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to the Fund will also be magnified.

The instruments the Fund will use to gain exposure to particular asset classes selected by the Adviser will include ETFs. ETFs may provide broad-based exposure to a particular asset class, sector, industry, or sub-industry. The ETFs in which the Fund may invest may follow an “indexing investment strategy” that attempts to track each ETF’s respective underlying unmanaged index by replicating the performance of the securities in the underlying unmanaged index, before fees and expenses, regardless of the current or projected performance of the index or of the actual securities comprising the index. The Fund may also invest in “active” ETFs that do not attempt to replicate the performance of a specified index.

A total return swap is a contract in which a payer and receiver exchange the risks of an underlying asset for the payment of a fee. The payer owns the underlying asset, also called the reference asset, and agrees to pay the receiver the total return on the asset, including its market appreciation and coupons, while the receiver agrees to pay a set rate, which could be fixed or variable. If the reference asset depreciates, the receiver pays the depreciation to the payer because the payer has transferred default risk, credit deterioration risk, market risk and other risks of the asset to the receiver. The Fund’s exposure to the different asset classes will be achieved principally through investments in either ETFs or in total return swaps, where the Fund will pay a counterparty a set fee in exchange for the total return of

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a reference asset, which will usually be ETFs that are determined by the Adviser to be representative of a specific asset class, sector, industry or sub-industry. To a lesser extent, the Fund may also invest in other derivative instruments such as forward and futures contracts to also gain exposure to the various asset classes and employ leverage. The Adviser may choose whether to invest in ETFs directly or derivatives of those ETFs based on various factors including the financing cost of a derivative contract, the size and anticipated liquidity of an ETF relative to the Fund’s potential investment, the deteriorating financial condition of a counterparty, or the overall cost of an investment in periods when leverage is not required to achieve the stated volatility target. The inability of the Fund to invest in derivative instruments may prevent it from achieving its investment objective(s).

A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, short-term U.S. Government securities, U.S. Treasury securities, money market mutual fund shares, and cash and cash equivalents. These cash or cash equivalent holdings serve as margin or collateral for the derivative positions the Fund takes and also earn income for the Fund. The larger the value of the Fund’s derivative positions, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In addition, effective August 19, 2022, Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. As applied to the Fund, the Derivatives Rule requires the Fund to implement: (i) limits on leverage calculated based value-at-risk (VAR); (ii) a written derivatives risk management program (DRMP) administered by a derivatives risk manager appointed by the Fund’s Board and (iii) new reporting and recordkeeping requirements.

The Fund may engage in active and frequent trading, which may result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).

Principal and Other Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The Adviser cannot guarantee that the Fund will achieve its objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Fund. Additional information regarding the principal and certain other risks of investing in the Fund is provided below. The Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Fund's performance.

The following section provides additional information regarding certain of the principal risks identified under “Principal Risk Factors” in the Fund’s summary along with additional risk information. The Fund may invest in securities of other investment companies or through total return swaps that reference relevant ETFs. The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in other investment companies or through its exposure from its investments in total return swaps.

•	Commodities Risk. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. In response to the COVID-19 pandemic, the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries agreed to reduce production. Future pandemics or other events could lead to reduced production and price volatility. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the OPEC and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.
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•	Correlation Risk. Because the Fund’s investment strategy seeks to balance risk across multiple asset classes, to the extent the asset classes become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
•	Counterparty Credit Risk. The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, or if a counterparty becomes the subject of insolvency proceedings, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. The Adviser considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund enters into swap agreements with only a single counterparty or with a limited number of counterparties, which as a result increases the Fund’s exposure to counterparty risk. There is the risk that a counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer. These risks are magnified by the Fund’s limited number of counterparties.
•	Credit Risk. The risk that issuers or guarantors of a fixed income security, including as an asset of an ETF or as the issuer of the reference asset of a total return swap, cannot or will not make payments on the securities and other investments held by the Fund may result in losses to the Fund. Changes in the credit rating of a debt security or of the issuer of a debt security held by the Fund could have a similar effect. The credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transactions. There is always the risk that the Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund or its Service Providers to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, or its Service Providers may adversely impact the Fund or its shareholders. Since information technology (“IT”) systems and digital data support the Fund’s operations, the Fund and its Service Providers are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. In addition, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

The computer systems, networks and devices used by the Fund and its Service Providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its Service Providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers.

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Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Fund and its Service Providers to transact business; prevention of Fund investors from purchasing, redeeming or exchanging shares or receiving distributions; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

•	Derivatives Risk. The Adviser may make use of futures, forwards, swaps and other forms of derivative instruments. In general, a derivative instrument involves leverage, i.e., it provides exposure to potential gain or loss from a change in the market price of the underlying security or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Adviser may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty credit risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivatives may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If the Adviser inaccurately forecast the values of securities, currencies or interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives. Certain derivatives require the Fund to pledge its assets as collateral or to make initial margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract, and the Fund may have to pledge collateral or post additional margin if the value of the derivative position changes in a manner adverse to the Fund.

•	Emerging Market Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.
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•	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.
•	Fixed Income Securities Risk. Fixed income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk, and liquidity risk, which are more fully described below. In addition, current market conditions may pose heightened risks for fixed income securities. Future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
o	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates, which would then require the investment of the unanticipated proceeds at lower interest rates, resulting in a decline in income.
o	Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.
o	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. A heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.
o	Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
o	Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, certain fixed income securities that have lower liquidity may have to be sold at a lower price, or other securities would need to be sold to raise cash or give up an investment opportunity, any of which could have a negative effect on performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.
o	Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment and accordingly, a decline in the Fund’s net asset value. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.
•	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and more difficult to value than domestic securities. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.
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Investment exposure to China subjects the Fund to specific risks. China may be subject to considerable degrees of economic, political and social instability. It is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on its economy.

In addition, there has been enhanced regulatory focus in the U.S. on access to audit and other information regarding Chinese companies. In November 2020, an executive order was issued prohibiting investments in certain Chinese companies that might be owned or controlled by the military, resulting in NASDAQ removing shares of certain companies from its indexes and the NYSE delisting certain companies. In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law, requiring the SEC to ban trading on all U.S. exchanges of any foreign company for which the Public Company Accounting Oversight Board (“PCAOB”) is unable to inspect audit workpapers for three consecutive years, which is a particular threat to Chinese companies as PCAOB inspection of the audit work of foreign accounting firms conflicts with Chinese law and policy. The enactment of the HFCAA and other efforts to increase U.S. regulatory access to audit workpapers could cause investor uncertainty, and the market price of any Chinese securities held by the Fund could be adversely affected. In addition, PCAOB’s inability to evaluate the audits and quality control procedures of auditors deprive investors of the transparency and protections provided by such evaluations and may subject such investors to a heightened risk of fraud. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections.

•	Forward and Futures Contract Risk. The successful use of forward and futures contracts is subject to special risk considerations. The primary risks associated with the use of futures and forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors that underlie or relate to the contract; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet collateral or daily variation margin requirements , including increases to margin requirements by futures commission merchants as a result of market conditions or periods of high volatility, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund could be unable to recover assets held at the futures commission merchant (“FCM”), even assets directly traceable to the Fund from the FCM in the event of a bankruptcy of the FCM. A futures clearing broker is required to segregate customer funds pursuant to the Commodities Exchange Act and the regulations of the U.S. Commodity Futures Trading Commission (“CFTC”). However, in the unlikely event of the broker’s bankruptcy, there is no equivalent of the Securities Investors Protection Corporation insurance as is applicable in the case of securities broker dealers’ bankruptcies. A risk of loss of collateral also exists if a forward contract counterparty becomes insolvent, even if the Fund pledges collateral or margin in support of a contract for the benefit of the counterparty in an account at the Fund’s custodian. A counterparty to a forward and the broker to a futures contract may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns.
•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap. Trading halts may lead to gap risk.
•	High Portfolio Turnover Risk. The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The Adviser and its affiliates do not derive any benefits from such brokerage fees or commissions with respect to the Fund.
•	Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company including an ETF generally reflects the risks of owning the underlying investments held by the investment company. The Fund may also incur brokerage costs when it purchases and sells shares of an investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). During periods of market volatility, inverse ETFs may not perform as expected.
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o	Other ETF Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset or underlying unmanaged index; and (5) a passively managed ETF may hold troubled securities.
o	Money Market Fund Risk. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Recently, the SEC proposed amendments to money market fund rules intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. These rule amendments may impact the structure, operations and return potential of the money market funds in which the Fund invests, which may impact the Fund’s use of prime money market mutual funds for capital preservation purposes.
•	Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
•	Leverage Risk. Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), to meet additional margin or collateral requirements, or to meet redemption requests. In addition, the cost of leverage may increase due to the demands of a counterparty and such increased costs will have a negative impact the Fund’s investment performance.
•	LIBOR Risk. London Interbank Offered Rate, (“LIBOR”) was a leading floating rate benchmark used in loans, corporate and municipal bonds, asset-backed and mortgage-backed securities, interest rate swaps, notes, derivatives and other instruments or investments. In 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced the gradual phase out of the LIBOR rate, with nearly all publications of LIBOR on a representative basis having ceased as of June 30, 2023. Some LIBOR rates continue to be published but only on a temporary, synthetic and non-representative basis. These temporary, synthetic LIBOR Rates will be fully discontinued by September of 2024. Public and private sector market participants have worked to establish new or alternative reference rates to be used in place of LIBOR. The Fund may invest in securities and other instruments whose interest payments are determined by references to the LIBOR or the relevant benchmark replacement. Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as the preferred alternative rate to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. Uncertainty related to the liquidity impact of the change in rates, negative effects on the valuation of the Fund’s investments, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
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Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made.

•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results, and may result in losses to the Fund. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.
•	Managed Volatility Strategy Risk. Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact or limit the Fund’s downside risk as intended. There can be no guarantee that the Fund will maintain its target annualized volatility. Further, the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if the Fund’s investment program consisted only of holding securities directly. Finally, while the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market. The Fund is not required to engage in trades that manage volatility and may not choose to do so.
•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by beginning to increase interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

•	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

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Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

•	Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on models, and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights. The Fund may be exposed to additional risks when Models and Data prove to be incorrect or incomplete. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the models used by the Adviser will not be successful in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
•	Real Estate Investment Trusts Risk. There is risk that investments in real estate investment trusts (REITs) will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS) and liquidity risk. REITs may have limited financial resources, may trade less frequently in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
•	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. For example, the CFTC or SEC recently issued regulations that will subject activities investment companies trading certain derivative instruments to additional regulation, which could increase the operating expenses of the Fund and impair the Fund’s ability to achieve its investment objective.
•	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. For example, a common provision in swap agreements permits the counterparty to terminate any swap transaction between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s swaps may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies or achieving its investment objective.
○	Total Return Swaps Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are counterparty credit risks (if the counterparty fails to meet its obligations) leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).
•	Swap Agreements Risk. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
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•	Tax Risk. The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules. Furthermore, the ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the IRS or the Treasury Department. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (which are generally taxed at ordinary income tax rates for shareholders) than if the Fund had not used such instruments.

In 2016, the IRS declared that it would no longer rule on whether a commodities-linked structured note is a security under the 1940 Act in connection with the determination of its tax treatment and revoked all prior private letter rulings on this topic. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

•	Treasury Inflation-Protected Securities Risk. TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and duration risk There is no assurance that TIPS will protect a Fund against some or all of the adverse impacts that inflation or deflation may have on the Fund’s portfolio.
•	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.
•	Volatility Risk. The investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s or an underlying fund’s portfolio may fluctuate due to events or factors that affect the markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund. In addition, the Fund’s derivative investments can be highly volatile, and the Fund may experience large losses when buying, selling or holding such instruments. High volatility may have an adverse impact on the Fund.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-910-4232.

Investment by Other Investment Companies

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 under the 1940 Act allows a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into an Investment Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Fund.

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MANAGEMENT

Investment Adviser

Wealthfront Strategies LLC (the “Adviser”) provides the investment management program for the Fund subject to the supervision of the Fund’s Board of Trustees. The Adviser is a wholly owned subsidiary of Wealthfront Corporation (“Wealthfront”) and an affiliate of Wealthfront Advisers LLC, and is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Adviser’s principal business address is 261 Hamilton Avenue, Palo Alto, CA 94301. As of October 31, 2023, the Adviser had approximately $1.13 billion in assets under management.

The Adviser has entered into an investment advisory agreement with the Fund. Under the agreement, effective February 28, 2019 the Adviser receives an annual management fee equal to 0.24% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2023, the aggregate fee paid to the Adviser was 0.24% of the Fund’s average daily net assets. From the Fund’s inception through April 17, 2018, the Fund’s management fee was 0.50% of the Fund’s average daily net assets, which was reduced to 0.25% of the Fund’s average daily net assets, effective April 18, 2018. The Fund’s management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for the Fund’s pro rata portion of the fees and expenses associated with the Fund’s independent trustees (including independent trustees legal counsel fees), brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation expenses.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s semi-annual shareholder report dated April 30, 2023.

Portfolio Managers

The Fund is managed by Dr. Alex Michalka who is responsible for overseeing the day-to-day management of the Fund, as well as setting the Fund’s overall investment strategy. Information regarding the portfolio manager is set forth below. Further information regarding the portfolio managers, including compensation, other accounts managed, ownership of securities in the Fund is available in the Fund’s SAI.

Alex Michalka, Ph.D. is a portfolio manager for the Fund and has served as Senior Director of Research of Wealthfront since May 2019. Dr. Michalka earned a B.A. in Applied Mathematics from the University of California, Berkeley, and a Ph.D. in Operations Research from Columbia University. Prior to Wealthfront, Dr. Michalka has held quantitative research positions at AQR Capital Management and The Climate Corporation.

HOW SHARES ARE PRICED

The net asset value (NAV) of the Fund’s shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets minus liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily. The determination of the Fund’s NAV for a particular day is applicable for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. When prices are not available from such services or are deemed to be unreliable, such securities are valued in accordance with procedures approved by the Board. Securities traded or dealt in on one or more securities exchanges are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask price on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations

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or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Fund’s Adviser as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board shall be responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board.

Futures contracts are valued at the settlement price determined by the applicable U.S. exchange on the date with respect to which the NAV is being determined, or if no settlement price is available, at the last sale price as of the close of business prior to the NAV determination on such day. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Other swaps shall be valued either by a pricing agent covering the specific type of swap; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap.

The Fund may use independent pricing services to assist in calculating the fair market value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The shares of many exchange-traded funds (such as ETFs and certain closed-end funds), after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any exchange-traded fund purchased by the Fund will not change.

HOW TO PURCHASE SHARES

Eligible Investors

The Fund is primarily offered to advisory clients of Wealthfront Advisers LLC who have a certain minimum account balance with Wealthfront Advisers LLC, and certain individual and institutional investors that make a minimum initial investment of $5 million. The Adviser may waive or reduce the initial investment minimums at its sole discretion.

Wealthfront Advisory Clients

Investors who are advisory clients of Wealthfront Advisers LLC and who maintain a certain minimum account balance with Wealthfront Advisers LLC are eligible to invest in the Fund. There are no minimum investment requirements for initial or subsequent purchases of shares of the Fund by eligible advisory clients of Wealthfront Advisers LLC.

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Direct Investors

Individual and institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts are eligible to invest in the Fund, subject to a minimum initial investment of $5 million in the Fund for each investor. There is no minimum investment requirement for subsequent purchases.

Financial Intermediaries

Investors may also invest in the Fund through authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies or other financial intermediaries (collectively, the “Financial Intermediaries”) that have entered into a distribution agreement, service agreement or other type of arrangement with the Adviser or the Fund, subject to a minimum initial investment of $5 million for each investor. There is no minimum investment requirement for subsequent purchases.

Class W Shares

This Prospectus describes Class W shares, which is currently the only share class that is being offered by the Fund. Class W shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution and/or shareholder servicing fees. This means that 100% of your initial investment is placed into shares of the Fund. The Adviser may waive or reduce investment minimums at its sole discretion. The share class however may not be available for purchase in all states.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form (the “Application”) to the following address:

Regular/Express Mail	Overnight Mail
Wealthfront Risk Parity Fund	Wealthfront Risk Parity Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements or omnibus account agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. Your broker or agent may charge a fee to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your broker or servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-910-4232 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

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Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the funds and charged a $25 fee to defray bank charges.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	a completed purchase application or investment stub; and
•	check payable to the “Wealthfront Risk Parity Fund.”

HOW TO REDEEM SHARES

Redeeming Shares: If you hold shares directly through an account with the Fund, you may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express Mail	Overnight Mail
Wealthfront Risk Parity Fund	Wealthfront Risk Parity Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-910-4232. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. If redeeming from an IRA account, you will be asked about tax withholding.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

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Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Sources of Redemption Payments and Redemptions in Kind: It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of the Fund’s ability to redeem in kind in order to meet shareholder redemption requests. The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt of your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Minimum Account Balances: If at any time your account balance falls below $5 million, the Fund may notify you that, unless the account is brought up to at least $5 million within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $5 million due to a decline in NAV.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”
•	Rejecting or limiting specific purchase requests; and
•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute to its shareholders substantially all of its net investment income as dividends once every quarter, and net capital gains once each year. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions.

When you redeem, sell or exchange Fund shares, you will generally realize a taxable gain or loss (unless you are a tax-exempt investor, or your investment is in a qualified retirement account). This gain or loss is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.) The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds (currently, at a rate of 24%). The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund may be required to withhold taxes if a taxpayer identification number is not delivered to the Fund within seven days.

The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company under the Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gains generated by investments in commodity index-linked notes and income generated by investments in a subsidiary and revoked prior rulings. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes.

A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity index-linked notes as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in commodity-linked notes may be adversely affected by future legislation or Treasury regulations.

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If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes does not constitute qualifying income and if such positions were upheld, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategy. If the Fund did not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

The foregoing is only a brief summary of certain federal income tax consequences of investing in the Fund. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares. For additional information about taxes, see the Fund’s SAI.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Ste. 100, Elkhorn, NE 68022, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC (the “Distributor”) is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is compensated by the Adviser for serving as the principal distributor for the Fund.

Compensation to Financial Intermediaries: The Adviser, the Fund and the Distributor do not make any payments to any broker-dealers or financial intermediaries for the sale of Fund shares and related services.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-910-4232 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for each period of the past five years of the Fund’s or share class’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund for the year ended October 31, 2023 has been derived from the financial statements audited by Cohen & Company, LTD., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s October 31, 2023 annual report, which is available upon request and incorporated by reference in the Statement of Additional Information. The information for the year ended October 31, 2022, has been derived from financial statements audited by the Fund’s prior auditor, Deloitte & Touche LLP. The information for the years ended October 31, 2021, 2020, and 2019 have been derived from financial statements audited by the Fund’s prior auditor.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class W
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31,	October 31,	October 31,		October 31,		October 31,
	2023	2022	2021		2020		2019
Net asset value, beginning of year	$7.67	$10.59	$8.98		$10.59		$8.36
Activity from investment operations:
Net investment income/(loss) (1)	0.37	0.05	(0.02)		0.05		0.18
Net realized and unrealized gain/(loss) on investments	(0.59)	(2.61)	1.63		(1.39)		2.23
Total from investment operations	(0.22)	(2.56)	1.61		(1.34)		2.41
Less distributions from:
Net investment income	(0.36)	(0.04)	—		(0.05)		(0.18)
Net realized gains	—	(0.32)	—		(0.22)		—
Return of capital	—	—	—		(0.00	) (4)	—
Total distributions	(0.36)	(0.36)	—		(0.27)		(0.18)
Net asset value, end of year	$7.09	$7.67	$10.59		$8.98		$10.59
Total return (2)	(3.22)%	(24.92)%	17.93	% (5)	(12.94)%		29.08%
Net assets, end of year (000’s)	$1,129,258	$1,173,870	$1,585,301		$975,000		$997,925
Ratio of expenses to average net assets (3)	0.24%	0.24%	0.24%		0.24%		0.24%
Ratio of net investment income/(loss) to average net assets (3)	4.63%	0.59%	(0.21)%		0.49%		1.92%
Portfolio Turnover Rate	0%	0%	0%		0%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
(3)	Does not include the expenses of other investment companies in which the Fund invests, if any.
(4)	Amount represents less than $0.005.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
28

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

•         Social Security number and income

•         Account transactions and transaction history

•         Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

29

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or give us contact information

•         provide account information or give us your income information

•         make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes – information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. • Two Roads Shared Trust does not jointly market.

30

Wealthfront Risk Parity Fund

Adviser	Wealthfront Strategies LLC 261 Hamilton Avenue Palo Alto, CA 94301	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103
Custodian	U.S. Bank N.A. 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212	Legal Counsel	Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Fund is included in the Fund’s SAI. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders for the fiscal year ended October 31, 2023, including the notes thereto and report of the independent registered public accounting firm thereon are incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-910-4232. The SAI, annual and semi-annual reports and other information relating to the Fund are available, free of charge, at www.wealthfront.com/risk-parity-prospectus. You may also write to:

Wealthfront Risk Parity Fund

c/o Ultimus Fund Solutions, LLC

PO Box 541150

Omaha, NE 68154

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22718